Exhibit 99.1

EARNINGS RELEASE

CONTACT

Rob Anderson

Chief Financial Officer and Chief Administrative Officer

(615) 732-6470

CAPSTAR FINANCIAL HOLDINGS, INC. ANNOUNCES THIRD QUARTER 2016 RESULTS

NASHVILLE, Tenn., October 27, 2016 /PRNewswire/ -- CapStar Financial Holdings, Inc. (“CapStar”) (NASDAQ:CSTR) reported net income of $2.1 million, or $0.20 per diluted common share for the three months ended September 30, 2016, compared to $2.0 million, or $0.20 per diluted common share, for the three months ended September 30, 2015.  For the nine months ended September 30, 2016, CapStar reported net income of $6.2 million, or $0.58 per diluted common share, compared to $5.5 million, or $0.53 per diluted common share, for the nine months ended September 30, 2015.

“Our emphasis has always been on the principles of sound, profitable growth, which is evident in CapStar’s results this quarter,” said Claire Tucker president and chief executive officer of CapStar Financial Holdings, Inc.  “With the completion of our initial public offering on September 27, 2016 and the injection of new capital, we will continue to emphasize the importance of these principles in order to realize our future growth objectives and enhance long-term shareholder value.”

Soundness

•	The allowance for loan and lease losses represented 1.25% of total loans at September 30, 2016 compared to 1.24% at September 30, 2015.

•	Non-performing assets as a percent of gross loans and other real estate owned was 0.45% at September 30, 2016 compared to 0.42% at September 30, 2015.

•	Net charge-offs (quarters annualized) totaled 0.25% for the three months ended September 30, 2016, compared to -0.10% for the same period in 2015.

•	The total risk based capital ratio increased to 12.45% at September 30, 2016, compared to 11.43% at September 30, 2015.

“While the third quarter is typically one of our strongest performances of the year due to the seasonality in our mortgage business, we are pleased with the core earnings of the company,” said Rob Anderson, chief financial officer and chief administrative officer.

Profitability

•	Return on average assets for the three months ended September 30, 2016 was 0.65% compared to 0.71% for the same period in 2015.

•	Return on average equity for the three months ended September 30, 2016 was 7.15% compared to 7.50% for the same period in 2015.

•

The net interest margin (“NIM”) for the three months ended September 30, 2016 was 3.23% compared to 3.45% for the same period in 2015.  Additionally, the NIM was up 14 basis points over the linked quarter.

•	The efficiency ratio for the three months ended September 30, 2016 was 64.0% compared to 71.4% for the same period in 2015.

Growth

•	Average gross loans and leases (including loans held for sale) increased 27%, to $982 million at September 30, 2016 compared to $774 million at September 30, 2015.

•	Average total deposits increased 17%, to $1.1 billion at September 30, 2016 compared to $971 million at September 30, 2015.

•	Non-interest bearing and NOW deposits increased 53%, to $491 million at September 30, 2016 compared to $321 million at September 30, 2015.

•	Originations of mortgage loans held for sale increased 51%, to $156 million at September 30, 2016 compared to $103 million at September 30, 2015.

Conference Call and Webcast Information

CapStar will host a conference call and webcast at 9:00 a.m. Central Time on Friday, October 28, 2016. During the call, management will review the third quarter results and operational highlights. Interested parties may listen to the call by dialing (844) 412-1102. The conference ID number is 96905694. A simultaneous webcast may be accessed on CapStar’s website at www.capstarbank.com. An archived version of the webcast will be available in the same location shortly after the live call has ended.

About CapStar Financial Holdings, Inc.

CapStar Financial Holdings, Inc. is a bank holding company headquartered in Nashville, Tennessee, and operates primarily through its wholly owned subsidiary, CapStar Bank, a Tennessee-chartered state bank.  CapStar Bank is a commercial bank that seeks to establish and maintain comprehensive relationships with its clients by delivering customized and creative banking solutions and superior client service.  As of September 30, 2016, on a consolidated basis, CapStar had total assets of $1.3 billion, net loans of $912.5 million, total deposits of $1.1 billion, and shareholders’ equity of $138.0 million.  Visit www.capstarbank.com for more information.

Forward-Looking Statements

Certain statements in this earnings release are forward-looking statements that reflect CapStar’s current views with respect to, among other things, future events and CapStar’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “goal,” “target,” “would,” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about CapStar’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond CapStar’s control. The inclusion of these forward-looking statements should not be regarded as a representation by CapStar or any other person that such expectations, estimates and projections will be achieved. Accordingly, CapStar cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although CapStar believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-

looking statements. There are or will be important factors that could cause CapStar’s actual results to differ materially from those indicated in these forward-looking statements, including, but are not limited to, the risk factors previously disclosed in the “Risk Factors” section included in our prospectus filed with the SEC on September 23, 2016 pursuant to Rule 424(b)(4) under the Securities Act.   If one or more events related to these or other risks or uncertainties materialize, or if CapStar’s underlying assumptions prove to be incorrect, actual results may differ materially from our forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this earnings release, and CapStar does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for CapStar to predict their occurrence or how they will affect CapStar.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Consolidated Statements of Income (unaudited)

Third Quarter 2016 Earnings Release

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Interest income:
Loans, including fees	$10,658,758	$9,428,826	$29,531,404	$25,834,421
Securities:
Taxable	787,076	993,485	2,596,059	3,277,535
Tax-exempt	291,110	277,365	841,264	802,029
Federal funds sold	3,597	3,089	12,107	13,138
Restricted equity securities	70,609	67,528	209,654	200,174
Interest-bearing deposits in financial institutions	63,455	32,354	197,033	105,063
Total interest income	11,874,605	10,802,647	33,387,521	30,232,360
Interest expense:
Interest-bearing deposits	404,040	184,162	1,095,984	533,747
Savings and money market accounts	689,382	650,735	2,140,405	2,039,751
Time deposits	545,733	492,178	1,566,373	1,564,751
Federal funds purchased	13,097	7,510	20,917	14,604
Securities sold under agreements to repurchase	—	3,715	1,311	12,731
Federal Home Loan Bank advances	96,838	47,333	279,586	131,000
Total interest expense	1,749,090	1,385,633	5,104,576	4,296,584
Net interest income	10,125,515	9,417,014	28,282,945	25,935,776
Provision for loan and lease losses	1,638,669	580,000	2,758,749	1,300,675
Net interest income after provision for loan and lease losses	8,486,846	8,837,014	25,524,196	24,635,101
Noninterest income:
Service charges on deposit accounts	276,751	235,035	805,322	667,415
Loan commitment fees	328,785	306,231	901,524	631,130
Net gain (loss) on sale of securities	(3,964)	38,673	120,873	95,584
Net gain on sale of loans	2,339,310	1,748,883	5,341,605	4,699,177
Other noninterest income	250,581	305,837	961,103	872,047
Total noninterest income	3,191,463	2,634,659	8,130,427	6,965,353
Noninterest expense:
Salaries and employee benefits	5,119,356	5,205,896	15,275,494	14,628,293
Data processing and software	627,335	562,544	1,830,553	1,776,955
Professional fees	390,862	374,496	1,147,733	1,113,776
Occupancy	351,691	381,522	1,132,664	1,172,163
Equipment	458,053	442,899	1,300,793	1,201,084
Regulatory fees	250,424	227,053	742,308	688,965
Other real estate expense	—	6,562	13,880	33,812
Other operating	1,329,084	1,402,927	3,043,915	3,038,706
Total noninterest expense	8,526,805	8,603,899	24,487,340	23,653,754
Income before income taxes	3,151,504	2,867,774	9,167,283	7,946,700
Income tax expense	1,042,282	831,307	2,997,965	2,480,231
Net income	$2,109,222	$2,036,467	$6,169,318	$5,466,469
Per share information:
Basic net income per common share	$0.24	$0.24	$0.71	$0.64
Diluted net income per common share	$0.20	$0.20	$0.58	$0.53
Weighted average shares outstanding:
Basic	8,792,665	8,554,802	8,701,596	8,526,840
Diluted	10,799,536	10,407,721	10,682,976	10,364,278

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Selected Quarterly Financial Data (unaudited)

Third Quarter 2016 Earnings Release

	Five Quarter Comparison
	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15
Income Statement Data:
Net interest income	$10,125,515	$9,201,155	$8,956,275	$8,837,446	$9,417,014
Provision for loan and lease losses	1,638,669	182,863	937,216	350,000	580,000
Net interest income after provision for loan and lease losses	8,486,845	9,018,292	8,019,059	8,487,446	8,837,014
Service charges on deposit accounts	276,751	303,144	225,427	242,282	235,035
Loan commitment fees	328,785	142,618	430,122	191,032	306,231
Net gain (loss) on sale of securities	(3,964)	85,876	38,961	(40,561)	38,673
Net gain on sale of loans	2,339,310	1,654,843	1,347,452	1,262,590	1,748,883
Other noninterest income	250,582	381,711	328,809	262,814	305,837
Total noninterest income	3,191,463	2,568,192	2,370,772	1,918,157	2,634,659
Salaries and employee benefits	5,119,356	4,938,383	5,217,755	4,650,035	5,205,896
Data processing and software	627,335	634,742	568,477	539,752	562,544
Professional fees	390,862	426,132	330,738	355,255	374,496
Occupancy	351,691	371,092	409,881	365,994	381,522
Equipment	458,053	436,168	406,571	397,072	442,899
Regulatory fees	250,424	264,625	227,260	225,994	227,053
Other real estate expense	0	6,080	7,800	1,784	6,562
Other operating	1,329,084	873,572	841,259	787,134	1,402,927
Total noninterest expense	8,526,805	7,950,794	8,009,741	7,323,020	8,603,899
Net income before income tax expense	3,151,504	3,635,690	2,380,090	3,082,583	2,867,773
Income tax expense	1,042,282	1,159,438	796,245	989,615	831,307
Net income	$2,109,222	$2,476,252	$1,583,845	$2,092,968	$2,036,467
Weighted average shares - basic	8,792,665	8,682,438	8,628,683	8,574,965	8,554,803
Weighted average shares - diluted	10,799,536	10,675,916	10,572,193	10,434,171	10,407,722
Net income per share, basic	$0.24	$0.29	$0.18	$0.24	$0.24
Net income per share, diluted	0.20	0.23	0.15	0.20	0.20
Balance Sheet Data (at period end):
Cash and cash equivalents	$73,450,735	$97,546,046	$76,706,579	$100,184,841	$64,133,775
Securities available for sale	167,213,109	171,336,596	189,807,985	173,382,957	170,219,581
Securities held to maturity	46,227,968	43,331,042	42,953,364	43,093,951	43,322,469
Loans held for sale	61,251,662	57,014,256	29,530,174	35,729,353	28,769,990
Total loans and leases	924,030,515	887,437,485	837,690,395	808,396,064	782,436,559
Allowance for loan and lease losses	(11,510,464)	(10,453,603)	(10,298,559)	(10,131,729)	(9,700,040)
Total assets	1,318,057,325	1,310,417,841	1,223,179,646	1,206,800,280	1,135,471,317
Non-interest-bearing deposits	191,469,462	193,541,662	220,686,364	190,580,468	187,104,757
Interest-bearing deposits	944,590,330	949,759,113	865,650,400	847,879,843	787,906,354
Federal Home Loan Bank advances	30,000,000	40,000,000	15,000,000	45,000,000	35,000,000
Total liabilities	1,179,630,825	1,196,099,660	1,112,320,842	1,098,214,173	1,027,765,928
Shareholders' equity	138,426,500	114,318,181	110,858,804	108,586,107	107,705,389
Total common shares outstanding	11,191,021	8,683,902	8,677,902	8,577,051	8,565,051
Total preferred shares outstanding	878,049	1,609,756	1,609,756	1,609,756	1,609,756
Book value per common share	11.57	11.26	10.87	10.74	10.65
Market value per common share (1)	16.92	-	-	-	-
Capital ratios:
Total risk based capital	12.45%	10.67%	11.26%	11.42%	11.43%
Tier 1 risk based capital	11.46%	9.73%	10.26%	10.41%	10.44%
Common equity tier 1 capital	10.75%	8.34%	8.75%	8.89%	8.88%
Leverage	10.47%	8.90%	9.16%	9.33%	9.18%

(1) CapStar Financial Holdings, Inc. completed its initial public offering during the third quarter of 2016.  As such, market values per share of common stock are not provided for previous periods.

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Selected Quarterly Financial Data (unaudited)

Third Quarter 2016 Earnings Release

	Five Quarter Comparison
	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15
Average Balance Sheet Data:
Average cash and cash equivalents	55,054,076	56,458,924	67,706,162	63,187,062	65,209,244
Average investment securities	218,462,999	232,587,954	220,281,801	216,982,746	252,504,136
Average loans held for sale	63,640,373	43,055,160	29,798,738	27,338,722	32,836,386
Average loans and leases	918,301,556	873,984,373	822,111,590	790,899,319	741,454,925
Average assets	1,296,870,515	1,247,076,866	1,181,427,683	1,140,126,959	1,134,200,077
Average interest bearing deposits	944,794,017	909,027,610	837,952,639	781,893,266	788,820,905
Average total deposits	1,132,037,604	1,093,452,418	1,027,457,215	973,109,277	971,402,676
Average Federal Home Loan Bank advances	29,565,217	27,417,582	28,021,978	39,891,304	35,000,000
Average liabilities	1,179,480,497	1,134,506,177	1,070,607,967	1,030,995,222	1,026,417,411
Average shareholders' equity	117,390,018	112,570,689	110,819,715	109,131,737	107,782,666
Performance Ratios:
Annualized return on average assets	0.65%	0.80%	0.54%	0.73%	0.71%
Annualized return on average equity	7.15%	8.85%	5.75%	7.61%	7.50%
Net interest margin	3.23%	3.09%	3.18%	3.22%	3.45%
Annualized Non-interest income to average assets	0.98%	0.83%	0.81%	0.67%	0.92%
Efficiency ratio	64.0%	67.6%	70.7%	68.1%	71.4%
Loans by Type:
Commercial and industrial	389,717,893	389,087,927	381,548,046	353,442,069	350,023,393
Commercial real estate - owner occupied	108,920,619	104,345,021	104,243,080	108,132,048	95,118,531
Commercial real estate - non-owner occupied	163,625,512	171,426,074	161,466,867	143,064,438	138,486,067
Construction and development	91,366,437	63,744,151	52,479,785	52,521,802	48,928,400
Consumer real estate	96,918,661	91,090,508	90,393,165	93,785,260	92,240,059
Consumer	7,045,978	7,486,178	8,291,223	8,668,242	8,813,950
Other	67,805,899	61,669,965	40,698,880	50,196,845	50,114,909
Asset Quality Data:
Allowance for loan and lease losses to total loans	1.25%	1.18%	1.23%	1.25%	1.24%
Allowance for loan and lease losses to non-performing loans	279%	179%	184%	377%	328%
Nonaccrual loans	4,122,942	5,829,423	5,586,503	2,689,000	2,961,529
Troubled debt restructurings	1,288,324	-	-	125,000	133,326
Loans - 90 days past due & still accruing	-	-	-	-	-
Total non-performing loans	4,122,942	5,829,423	5,586,503	2,689,000	2,961,529
OREO and repossessed assets	-	-	-	216,254	335,254
Total non-performing assets	4,122,942	5,829,423	5,586,503	2,905,000	3,296,783
Non-performing loans to total loans	0.45%	0.66%	0.67%	0.33%	0.38%
Non-performing assets to total assets	0.31%	0.44%	0.46%	0.24%	0.29%
Non-performing assets to total loans and OREO	0.45%	0.66%	0.67%	0.36%	0.42%
Annualized net charge-offs to average loans	0.25%	0.01%	0.38%	-0.04%	-0.10%
Net charge-offs (recoveries)	581,809	27,819	770,386	(81,689)	(181,522)
Other Information:
Full-time equivalent employees	168	166	163	162	159

This information is preliminary and based on company data available at the time of the presentation.